UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2021

Hydrofarm Holdings Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Canal Road Fairless Hills, PA 19030
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-Employee Director Compensation Policy

On June 6, 2021, the compensation committee of the board of directors (the “Board”) of Hydrofarm Holdings Group, Inc. (the “Company”) approved and recommended to the Board for approval an amended director compensation policy (the “Amended Director Compensation Policy”), which the Board approved on June 8, 2021. Pursuant to the terms of the Amended Director Compensation Policy, each non-employee director will receive an annual director fee of $75,000. In addition, each non-employee director will receive an annual restricted stock unit award having a value of $125,000 which will vest in full on the first anniversary of the date of grant.

The foregoing description of the Amended Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Director Compensation Policy, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

Item 5.07 Submission of Matters to a Vote of Stockholders.

On June 8, 2021, the Company held its 2021 annual meeting of stockholders (the “Annual Meeting”) via live webcast on the Internet. Of the 33,971,257 shares of common stock issued and outstanding and eligible to vote as of the record date of April 15, 2021, a quorum of 25,955,153 shares, or 76.4% of the eligible shares, was present at the meeting or represented by proxy.

The following actions were taken at the Annual Meeting:

1.	The following nominees were reelected to serve on the Board as Class I Directors until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

NAME	FOR	WITHHELD	BROKER NON-VOTES
William Toler	22,151,478	2,280,130	1,523,545
Patrick Chung	23,420,644	1,010,964	1,523,545

After the Annual Meeting, Renah Persofsky and Melisa Denis continued to serve as Class II Directors for terms that expire at the 2022 annual meeting of stockholders and Susan P. Peters and Richard D. Moss continued to serve as Class III Directors for terms that expire at the 2023 annual meeting of stockholders.

2.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,863,548	43,013	48,592	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: June 9, 2021	By:	/s/ William Toler
		Name:	William Toler
		Title:	Chief Executive Officer